CONTACT:

Michelle Cutting, ZiaSun Technologies, Inc., 858-350-4060, michelle@ziasun.com; or Kevin Wilson, Politis Communications, 801-523-3730, 801-898-5520 (cell), kwilson@politis.com; or David Politis, Politis Communications, 801-523-3730, 801-556-8184(cell), dpolitis@politis.com

FOR IMMEDIATE RELEASE

        ZiaSun Technologies Reports First Quarter 2001 Financial Results
        ----------------------------------------------------------------

     Online Investor Toolbox reports $1 million gross profit for the quarter

SOLANA BEACH, Calif. - May 16, 2001 - ZiaSun Technologies, Inc. (OTC BB: ZSUN) today released its unaudited financial results for the period ending March 31, 2001.

Revenues (as restated for discontinued operations) for the first quarter 2001 increased 10 percent to $14.2 million, up from $12.9 million during the comparable period in 2000. Online Investor Toolbox (OIT), which will be the only ZiaSun subsidiary carried forward in the announced merger with Telescan (Nasdaq:
TSCN), had a gross profit of more than $1 million in the first quarter 2001. ZiaSun also reported an EBITDA (income taxes, depreciation and amortization of goodwill, interest expense, and loss on equity investments) for the first quarter 2001 of $166,000 or $0.01 EBITDA per share for the quarter.

"Considering the impact of the bear market on consumer confidence and spending, we're pleased that our Online Investor Toolbox reported an increase in revenues and a profit for the quarter," said D. Scott Elder, chairman and chief executive officer of ZiaSun. "In order to maintain our investor workshop attendance, we increased marketing efforts, which resulted in comparable revenues for the quarter, but lower earnings. As ZiaSun moves forward and finalizes its merger with Telescan, we are optimistic about our company's growth for the remainder of 2001."

Due to several one-time and non-cash charges, which are listed below, ZiaSun reported a net loss for the first quarter 2001 of $1.2 million or $0.04 per share, as compared to a profit of $1.98 million or $0.09 earnings per share for the comparable quarter in 2000. Gross margin decreased to 32 percent of sales in the first quarter 2001 from 43 percent for the same period 2000. The decrease in gross margins was a result of the higher costs of providing educational seminars during the quarter.

"ZiaSun's cash position and cash flow remain strong, in spite of a challenging market," Elder said. "The majority of the losses reported for the quarter were non-cash or one-time charges, including goodwill write-offs and charges for discontinuing operations that did not emphasize our e-finance focus as we move forward. Our investor education business is growing, and we anticipate that this business will continue to benefit from the recent stabilization of the markets and the increase in consumer confidence."

As of March 31, 2001, ZiaSun had cash and cash equivalents totaling $3.73 million and more than $5.4 million in current assets. The company has sufficient cash flow from its continuing operations to meet its current obligations and anticipates continued positive cash flow during the next twelve months. ZiaSun also reported no long-term debt and more than $40.8 million in total stockholders' equity at the close of the quarter.

                                   -- more --

ZiaSun Technologies Reports First Quarter 2001 Financial Results          pg. 2

Adjustments to arrive at EBITDA in the quarter were as follows:

     o An increase in depreciation and amortization expenses in the first quarter 2001 of $1.2 million, $1.0 million of which was due to the amortization of additional goodwill from the purchase of OIA in 1999,

     o A loss from discontinued operations of $140,000 in 2001 compared to income from the same operations of $250,000 in 2000,

     o    An interest expense of $75,123,

     o A loss on an equity investment of $205,000 through the McKenna Venture Accelerator equity fund, and

     o    An income tax expense of $23,000.

"As a result of the proposed merger and our management's efforts to focus on e-finance-related products and services, the company is better positioned to realize the growth in its continuing operations," Elder added. "What is left is our core business operation - Online Investor Toolbox - a growing business that continues to embed its foothold deeper into the investor education market."

The number of outstanding weighted average shares at the end of the first quarter 2001 and 2000 were 32,314,780 and 22,219,418, respectively.

The company also announced that it has decided to cancel the partial liquidating
dividend  of   approximately   800,000  shares  of  Asia4Sale  stock  to  ZiaSun
shareholders of record as of March 29, 2000.

About ZiaSun Technologies/Online Investor Toolbox

Headquartered in Solana Beach, Calif., ZiaSun Technologies Inc. is a publicly traded holding company focused on international investor education and specialized online support services within North America and other international markets. Since 1997, Online Investor Toolbox has trained hundreds of thousands of investors, via investing seminars, workshops and self-directed learning programs. The focus of the training is to teach proven investing formulas and strategies in conjunction with the Internet as a tool to make responsible investing decisions in order to minimize the risks and maximize the returns from their investments. In addition to its investor education programs, OIT operates Investor Toolbox (www.investortoolbox.com), an online portal offering OIT's members access to stock market news, investing tools, portfolio tracking,
interactive   charts,   customer   support   and  ongoing   investor   education
opportunities.

                                   -- more --

ZiaSun Technologies Reports First Quarter 2001 Financial Results          pg. 3

                   ZIASUN TECHNOLOGIES, INC. AND SUBSIDIARIES
                           Consolidated Balance Sheets


                                     ASSETS
                                     ------

                                                     December 31,     March 31,
                                                         2000           2001
                                                     ----------------------------
                                                           (Unaudited)
CURRENT ASSETS

  Cash and cash equivalents                          $ 3,851,897     $ 3,734,150
   Trade receivables                                     954,848       1,208,151
   Inventory                                              -                2,797
   Prepaid income taxes                                   -              193,183
   Prepaid expenses                                      265,618         271,144
                                                     ------------    ------------

     Total Current Assets                              5,072,363       5,409,425
                                                     ------------    ------------

EQUIPMENT

   Machinery and equipment                               288,905         281,438
   Office equipment                                      169,663         173,939
   Leasehold improvements                                 76,681          76,681
                                                     ------------    ------------
                                                         535,249         532,058
   Less: accumulated depreciation                       (171,585)       (188,024)
                                                     ------------    ------------

     Total Equipment                                     363,664         344,034
                                                     ------------    ------------

OTHER ASSETS

   Deffered acquisition costs                             -             453,871
   Equity investment                                   6,055,000       6,348,002
   Net assets of discontinued operations                 403,915         264,117
   Goodwill - net of accumulated amortization of
    $3,849,826 and $4,979,622                         35,802,447      34,672,651
   Receivables - related parties                          -                5,000
   Other assets                                           16,048          16,048
                                                     ------------    ------------

     Total Other Assets                               42,277,410      41,759,689
                                                     ------------    ------------

     TOTAL ASSETS                                    $47,713,437     $47,513,148
                                                     ============    ============

                                   -- more --

ZiaSun Technologies Reports First Quarter 2001 Financial Results          pg. 4

                   ZIASUN TECHNOLOGIES, INC. AND SUBSIDIARIES
                     Consolidated Balance Sheets (Continued)


                      LIABILITIES AND STOCKHOLDERS' EQUITY
                      ------------------------------------

                                                     December 31,     March 31,
                                                         2000            2001
                                                     ------------    ------------
                                                                      (Unaudited)
CURRENT LIABILITIES

   Accounts payable and accrued expenses             $ 1,855,544     $ 2,381,640
   Income tax payable                                     26,958          -
   Sales tax payable                                   3,004,914       3,461,902
   GST payable                                           112,841         137,757
   Deferred income                                        -               11,980
                                                     ------------    ------------

     Total Current Liabilities                         5,000,257       5,993,279
                                                     ------------    ------------

     Total Liabilities                                 5,000,257       5,993,279
                                                     ------------    ------------

COMMITMENTS AND CONTINGENCIES

   Shares subject to rescission                          613,830         613,830
   Minority interest                                       -              25,000

STOCKHOLDERS' EQUITY

Common stock: 250,000 shares authorized of $0.001
 par value, 32,675,330 shares issued and 32,314,630
 outstanding at December 31, 2000, 32,391,330 shares
 issued and 32,328,130 outstanding, at March 31, 2001.    32,675          32,391
 Additional paid-in capital                          116,909,372     116,154,273
 Treasury stock, 360,700 and 63,200                     (799,538)        (34,030)
 shares, respectively Deferred compensation              (36,097)        (31,585)
 Accumulated deficit                                 (74,007,062)    (75,240,010)
                                                     ------------    ------------

     Total Stockholders' Equity                       42,099,350      40,881,039
                                                     -----------     ------------

     TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY      $47,713,437     $47,513,148
                                                     ============    ============

                                   -- more --

ZiaSun Technologies Reports First Quarter 2001 Financial Results          pg. 5

                   ZIASUN TECHNOLOGIES, INC. AND SUBSIDIARIES
                      Consolidated Statements of Operations
                                   (Unaudited)

                                                      For the three months ended
                                                               March 31,
                                                     ----------------------------
                                                        2000             2001
                                                     ------------    ------------
SALES, NET                                           $12,913,912     $14,233,321
COST OF GOODS SOLD                                     7,296,797       9,657,959
                                                     ------------    ------------

   Gross Margin                                        5,617,115       4,575,362
                                                     ------------    ------------

OPERATING EXPENSES

   Depreciation and amortization expense                 157,858       1,161,984
   Bad debt expense                                       15,000         -
   General and administrative                          2,255,655       4,236,680
                                                     ------------    ------------

     Total Operating Expenses                          2,428,513       5,398,664
                                                     ------------    ------------

     Gain (Loss) from Operations                       3,188,602        (823,302)
                                                     ------------    ------------

OTHER INCOME (EXPENSE)

   Other income (expense)                                  5,022          -
   Loss on equity investments                             -             (204,498)
   Interest expense                                       -              (75,123)
   Interest and dividend income                           70,947          23,769
   Gain (loss) on disposal of assets                      17,834           9,003
                                                     ------------    ------------

     Total Other Income (Expense)                         93,803        (246,849)
                                                     ------------    ------------

INCOME (LOSS) BEFORE INCOME TAXES                      3,282,405      (1,070,151)

INCOME TAXES                                           1,555,542          23,000
                                                     ------------    ------------

NET INCOME (LOSS) BEFORE DISCONTINUED
 OPERATIONS                                            1,762,863      (1,093,151)
                                                     ------------    ------------

DISCONTINUED OPERATIONS

   Discontinued Operations                               250,012        (139,797)
   Gain (Loss on) Disposal of Discontinued
    Operations                                            -               -
                                                     ------------    ------------

NET INCOME (LOSS)                                    $ 1,976,875     $(1,232,948)
                                                     ============    ============

                                   -- more --

ZiaSun Technologies Reports First Quarter 2001 Financial Results          pg. 6

                   ZIASUN TECHNOLOGIES, INC. AND SUBSIDIARIES
                Consolidated Statements of Operations (continued)
                                   (Unaudited)

                                                      For the three months ended
                                                               March 31,
                                                     ----------------------------
                                                         2000           2001
                                                     ------------    ------------

INCOME (LOSS) PER COMMON SHARE

BASIC WEIGHTED AVERAGE COMMON
 SHARES                                               22,219,418      32,314,780

NET INCOME (LOSS) PER SHARE COMMON SHARE

   Continued Operations                              $      0.08     $     (0.04)
   Discontinued Operations                                  0.01         -
                                                     ------------    ------------

BASIC NET INCOME (LOSS) PER COMMON
 SHARE                                               $      0.09     $     (0.04)
                                                     ============    ============

DILUTED WEIGHTED AVERAGE COMMON
 SHARES                                                22,269,148     32,314,780

DILUTED NET INCOME (LOSS) PER COMMON
 SHARE

   Continued Operations                              $      0.08     $     (0.04)
   Discontinued Operations                                  0.01         -
                                                     ------------    ------------

DILUTED NET INCOME (LOSS) PER COMMON
 SHARE                                               $      0.09     $     (0.04)
                                                     ============    ============

"Safe Harbor" statement under the Private Securities Litigation Reform Act of 1995: Except for historical information, the matters discussed in this news release that may be considered forward-looking statements could be subject to certain risks and uncertainties that could cause the actual results to differ materially from those projected. These include uncertainties in the market, competition, legal, success of marketing efforts and other risks detailed from time to time in the companies' respective SEC reports. The companies assume no obligation to update the information in this release.

                                      # # #